UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2012

ANACOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34973	25-1854385
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1020 East Meadow Circle
Palo Alto, CA 94303-4230

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 543-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                       OTHER EVENTS.

(1)                                  On February 6, 2012, Anacor Pharmaceuticals, Inc. (Anacor) issued a press release announcing that its partner GlaxoSmithKline (GSK) had voluntarily paused enrollment in its current clinical trials of GSK2251052 (GSK ‘052) due to a recently identified microbiological finding in a small number of patients in the Phase 2b trial of GSK ‘052 for the treatment of complicated urinary tract infections (cUTI). GSK is in the process of obtaining additional information in order to better understand the data, but will not resume the trials until it has concluded its investigation. Upon completion of the review, GSK will determine next steps regarding the future development of GSK ‘052.

In addition to the Phase 2b study in cUTI, GSK ‘052 is currently being evaluated in a Phase 2b study in complicated intra-abdominal infections (cIAI) and two Phase 1 studies in healthy volunteers. While the microbiological finding seen in the cUTI study is not related to the safety of GSK ‘052, the potential to negatively impact efficacy led GSK to voluntarily suspend enrollment in all four studies. Subjects who are currently enrolled in the ongoing studies may continue at the discretion of the investigator.

A copy of this press release is attached as Exhibit 99.1, and is incorporated herein by reference.

(2)                                  On February 7, 2012, Anacor issued a press release announcing positive preliminary results from two safety studies of AN2728, specifically its MUSE study in psoriatic patients and a local tolerability study.

A copy of this press release is attached as Exhibit 99.2, and is incorporated herein by reference.

(3)                                  On December 28, 2011, Anacor drew $8,000,000 and issued 88,997 warrants to purchase shares of Anacor’s Common Stock at an exercise price of $6.18 per share pursuant to the Loan and Security Agreement dated March 18, 2011 by and among Anacor, Oxford Finance LLC and Horizon Technology Finance Corporation, as amended.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release titled “Anacor Pharmaceuticals Announces That Its Partner GSK Has Voluntarily Paused Enrollment of Ongoing GSK ‘052 Phase 1 and 2 Clinical Trials,” dated February 6, 2012

99.2

Press Release titled “Anacor Pharmaceuticals Announces Positive Preliminary Results from Two Safety Studies of AN2728 and Updates Atopic Dermatitis Results and Regulatory Status,” dated February 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2012	ANACOR PHARMACEUTICALS, INC.

	By:	/s/ Geoffrey M. Parker
Geoffrey M. Parker
Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release titled “Anacor Pharmaceuticals Announces That Its Partner GSK Has Voluntarily Paused Enrollment of Ongoing GSK ‘052 Phase 1 and 2 Clinical Trials,” dated February 6, 2012

99.2

Press Release titled “Anacor Pharmaceuticals Announces Positive Preliminary Results from Two Safety Studies of AN2728 and Updates Atopic Dermatitis Results and Regulatory Status,” dated February 7, 2012